First Amendment to the System Supply Integration and Managed Services Agreement
PT.XL AXIATA, Tbk
And
PT. MOTRICITY INDONESIA
No : A1-0169-10-C05-120704
This First Amendment (“Amendment”) is entered into as of 30 June 2011 (“Amendment Effective Date”) by and between PT Motricity Indonesia (“Supplier”) and PT XL Axiata Tbk (“XL”).

A.    Supplier and XL entered into that certain System Supply, Integration and Managed Services Agreement No. 0074-10-C05-120632 dated 31 August 2010 (“Agreement”); and

B.    The parties now desire to amend the Agreement to clarify XL's purchase right for hardware as set forth in this Amendment.

The parties therefore agree as follows:

1.    Definitions. Capitalized terms used but not defined in this Amendment shall have the same meaning ascribed to them in the Agreement.

2.    In Schedule 8 (Pricing), Section C (Conditions of Payment) the phrase
“and sell it back to XL ad the end of the contract term for a nominal fee in accordance with the Hardware and/or Software depreciative value”
is deleted and replaced with:

“and sell such Motricity owned hardware and software back to XL at the end of the contract term, or on early termination, for $1.00.”

3.    General. Except as expressly set forth in this Amendment, all of the terms and conditions of the Agreement remain in full force and effect. If there are any inconsistencies between the provisions of this Amendment and the provisions of the Agreement, then the provisions of this Amendment will control.

4.    Entire Agreement. The Agreement, including SOWs, Exhibits or Attachments to the Agreement, and this Amendment constitute the entire agreement between the parties and supersedes all previous agreements, oral or written, between the parties concerning the subject matter of the Agreement and this Amendment. No modification or amendment of the terms of the Agreement or this Amendment is effective except by a writing executed by both parties.

Both Parties represent that they have read this Amendment in its entirety, understand it and agree to be bound by all the terms and conditions stated in it.
First Amendment to the System Supply Integration and Managed Services Agreement

Motricity 1st Amendment

PT.XL AXIATA, Tbk
And
PT. MOTRICITY INDONESIA
No : A1-0169-10-C05-120704

Signed by Dian Siswarini as authorised signatory for PT XL Axiata Tbk. in the presence of:
/s/ Lila Nirmandari Signature of witness	/s/ Dian Siswarini Signature of Dian Siswarini Position: Chief Services & Technology Officer Date:2011
Lila Nirmandari Name of witness (print)

Signed by ____________ as authorised signatory for PT Motricity Indonesia in the presence of:
/s/ David Allan Signature of witness	/s/ Leo Mamahit Signature of Leo Mamahit Position: Director Date:2011
David Allan Name of witness (print)

2
Motricity 1st Amendment